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                                                                    Exhibit 10.2



                         SENIOR SECURED PROMISSORY NOTE


                                                       Cambridge, Massachusetts
$7,000,000                                                         May 31, 2002





         FOR VALUE RECEIVED, DYAX CORP., a Delaware corporation (the "Debtor"), hereby promises to pay to the order of GENZYME CORPORATION, a Massachusetts corporation (the "Lender"), the principal balance of SEVEN MILLION DOLLARS ($7,000,000) or such lesser amount as shall have been advanced to the Debtor hereunder, together with interest on the unpaid principal balance of this Note from time to time outstanding at a variable rate per annum equal to the sum of:
(a) the Prime Rate in effect from time to time and (b) two percent (2%) (the "Basic Rate"). Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. "Prime Rate" shall mean the rate of interest published in the WALL STREET JOURNAL as the prime rate from time to time. All interest accrued hereunder shall be due and payable quarterly in arrears on the first business day of each calendar quarter, commencing on the first such date to occur at least thirty (30) days after the date of the first advance. The outstanding principal sum hereunder, together with any accrued but unpaid interest and all other charges payable hereunder, shall be due and payable in full on May 31, 2005 (the "Maturity Date"), unless accelerated or subject to mandatory prepayment as provided below. Notwithstanding the foregoing Maturity Date, unless accelerated or subject to mandatory prepayment as provided below, the term of this Note may be extended by the Debtor until May 31, 2007 (the "New Maturity Date") if on the Maturity Date, Debtor has met the conditions described in Schedule A attached hereto.

         Upon the occurrence of an Event of Default (as defined below), the entire unpaid principal balance of this Note, together with any interest accrued thereon and all other sums due or owed by the Debtor hereunder or under the terms of that certain Security Agreement dated as of even date with this Note between the Debtor and the Lender (the "Security Agreement"), shall at the option of the Lender, upon notice from Lender (except for an Event of Default under of Section 4(f) or Section 4(g) hereof which will be without notice) to the Debtor become immediately due and payable with interest (after such Event of Default and until the Debtor's indebtedness to the Lender is paid in full) at a rate per annum equal to the sum of: (a) the sum of the Basic Rate and (b) three percent (3%).

         All payments of principal, interest and other amounts payable on or in respect of this Note shall be made to the Lender at its office at One Kendall Square, Cambridge, Massachusetts 02139, or to such other place as the Lender may from time to time direct, in lawful money of the United States of America, in funds immediately available. Interest shall be computed on the basis of a 360-day year and a 30-day month.


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         It is the intent of the Lender and the Debtor that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled and, if received by the Lender, shall be applied to the principal balance of this Note or, if no principal balance remains outstanding, then such amount shall be refunded to the Debtor.

         Notwithstanding any provision of this Note to the contrary, if the Debtor at any time has $100,000,000 or more in cash or cash equivalents as reported in the Debtor's consolidated financial statements filed with the Securities and Exchange Commission, then the Lender shall be entitled at its option to require the Debtor to prepay in full all amounts due hereunder, by providing the Debtor with thirty (30) days' prior written notice of such mandatory prepayment, in which case, all outstanding principal, any accrued but unpaid interest and all other charges due hereunder shall become due and payable on the thirtieth (30th) day following such notice.

1.       DESCRIPTION OF NOTE; ADVANCES

         This Note is secured by the Collateral granted pursuant to the Security Agreement and incorporates by reference the provisions thereof. Neither the foregoing reference to the Security Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Debtor to pay the principal, interest and all other charges payable hereunder on this Note as provided herein.

         Subject to the terms and conditions set forth herein and at any time prior to the Maturity Date (except as provided below), the Debtor may, by delivering written notice to the Lender prior to the date of the requested advance, request an advance hereunder in a minimum principal amount of not less than two hundred fifty thousand dollars ($250,000). The Lender shall make such advance on or before the twentieth business day following receipt of such notice. Advances may be made once each calendar quarter, beginning on the date hereof and ending upon completion of the first Phase II clinical trial, either in the United States or Europe, of a Collaboration Product for the treatment of HAE, as such terms are defined in that certain Amended and Restated Collaboration Agreement dated as of the date hereof between the Debtor and the Lender (the "Collaboration Agreement"). The Lender shall not be obligated to make advances in excess of $4,000,000 during the second quarter of 2002 and $1,500,000 during any subsequent calendar quarter. Notwithstanding any provision of this Note to the contrary, the Lender shall have no obligation to make any advances hereunder if a Default (as defined below) or an Event of Default exists. For purposes of this Note, a "Default" means an event or circumstance which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

         Notwithstanding any provision of this Note or the Collaboration Agreement to the contrary, upon the effective date of any termination of the Collaboration Agreement by (i) the Lender in accordance with Section 13.2.2,
(ii) the Debtor in accordance with Section 13.2.1 or (iii) either party in accordance with Section 13.2.5 thereof AND Dyax exercises its license option pursuant to Section 13.3.5(a) of the Collaboration Agreement, the Lender shall have no further obligation to make any further advances under this Note. Additionally, notwithstanding any


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provision of this Note or the Collaboration Agreement to the contrary, upon the effective date of any termination of the Collaboration Agreement by (i) either party pursuant to Sections 13.2.3 or 13.2.4, (ii) the Debtor pursuant to Section 13.2.2, (iii) the Lender pursuant to Section 13.2.1 or (iv) either party pursuant to Section 13.2.5 AND Dyax does NOT exercise its license option pursuant to Section 13.3.5(a) of the Collaboration Agreement, all amounts outstanding hereunder on the effective date of such termination shall become immediately due and payable without notice or further action by the Lender.

         The date and amount of all advances made by the Lender to the Debtor hereunder and each payment made by the Debtor on account of the principal balance hereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, recorded by the Lender on the schedule attached hereto or any continuation thereof; PROVIDED that the failure of the Lender to make any such recordation shall not affect the obligations of the Debtor to make a payment when due of any amount owing hereunder with respect to any advances made by the Lender.

2.       [Intentionally omitted.]

3.       PREPAYMENT OF PRINCIPAL

         The Debtor may, at its option, prepay from time to time all or any part of this Note without premium or penalty but together with interest on the principal amount so prepaid accrued to the date of prepayment.

4.       EVENTS OF DEFAULT

         Upon the occurrence of any one or more of the following events (each, an "Event of Default"), the Lender at its option may declare all amounts due hereunder, including, without limitation, the entire unpaid principal balance of this Note and any accrued, unpaid interest thereon, to be immediately due and payable without notice or protest (both of which are hereby waived):

                (a) The failure to make any payment of interest within 5 business days of the due date thereof (without reference to Section 6.3 below), or failure to make payment of principal or other amounts due pursuant to the terms of this Note or the Security Agreement on or before the due date;

                (b) A judgment, decree, writ, warrant of attachment or similar process in an amount equal to or exceeding $1,000,000 is entered against the Debtor or any of its assets, if such judgment, decree, writ, warrant of attachment or similar process is not adequately covered by insurance or has not been vacated, discharged, appealed from (with execution or similar process continuously stayed) within thirty (30) days of such judgment's entry;

                (c) The occurrence of any event that causes any indebtedness (including a capitalized lease obligation) of the Debtor equal to or exceeding $100,000 which is owed to a person or entity other than the Lender to be accelerated, notwithstanding that such acceleration has not taken place;

                (d) The occurrence of an Event of Default under the Security Agreement;


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                (e) A termination of the Collaboration Agreement by (i) either party pursuant to Sections 13.2.3 or 13.2.4, (ii) the Debtor pursuant to Section 13.2.2, (iii) the Lender pursuant to Section 13.2.1 or (iv) either party pursuant to Section 13.2.5 AND Dyax does NOT exercise its license option pursuant to Section 13.3.5(a) of the Collaboration Agreement;

                (f) A proceeding is instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect to the Debtor in an involuntary case under any applicable bankruptcy, insolvency or other similar law nor or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Debtor, or for a substantial part of its property, or for the winding-up or liquidation of it affairs, and such proceeding remains undismissed or unstayed and in effect for a period of sixty (60) days or such court enters a decree or order granting the relief sought in such proceeding; or

                (g) The Debtor voluntarily suspends transaction of its business, dissolves or is liquidated, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Debtor, as the case may be, or for any substantial part of its property, or makes a general assignment for the benefit of creditors.

         Upon the occurrence of any Event of Default hereunder, (i) the Lender may declare the principal balance of this Note to be immediately due and payable by written notice to the Debtor, PROVIDED, however, in the case of an Event of Default described in paragraphs (f) or (g) above, all amounts payable by the Debtor hereunder, including, without limitation, the principal balance and all accrued interest on this Note, shall automatically become immediately due and payable, without notice, action or election by the Lender, and (ii) the Lender may enforce all other rights and remedies granted pursuant to this Note, the Security Agreement, any other document, or by applicable law. All of the rights of the Lender hereunder shall be cumulative and not exclusive, and each of which may be exercised singly, repetitively, in any combination, and in any order. The Lender's rights and remedies hereunder may be exercised without resort or regard to any other source of satisfaction of any liabilities owing by the Debtor to the Lender. No inconsistency between the default provisions of this Note and any other agreement shall be deemed to create any additional notice, cure or grace period or derogate from the express terms of such provisions.

         Upon the occurrence of an Event of Default, the Debtor agrees to pay on demand all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred or paid by the Lender in collecting or enforcing this Note.

5.       WAIVER

         No delay or omission on the part of the Lender in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. No course of dealing or other conduct, no oral agreement or


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representation made by the Lender or usage of trade shall operate as a waiver remedy of the Lender. The Debtor, by executing this Note, and any other makers, sureties, guarantors or endorsers, by endorsing this Note or by entering into or executing any agreement to pay any of the indebtedness evidenced hereby, waives (to the fullest extent allowed by law) all requirements of diligence in collection, demand, presentment, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Note or any security for this Note or any guarantee of the indebtedness evidenced hereby (other than demand for payment if expressly required by this Note). This Note shall be binding upon the successors and assigns of the Debtor.

6.       GENERAL

         6.1 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         6.2 ASSIGNMENT. Neither the Lender nor the Debtor may assign its rights or obligations hereunder without the prior written consent of the other party.

         6.3 SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Note as a date for the making of any payment on this Note shall fall on Saturday, Sunday or on a day which in the Commonwealth of Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

         6.4 NOTICES. All notices hereunder shall be made in accordance with
Section 20 of the Security Agreement.

         6.5 ENTIRE AGREEMENT. This Note, together with the Security Agreement and the Collaboration Agreement, contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes every course of dealing, other conduct, oral agreement or representation previously made by the Lender. All prior agreements between the Debtor and the Lender concerning the lending and borrowing of money are hereby terminated.

         6.6 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or portion thereof, contained in this Note shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and the remaining provisions of this Note shall nevertheless remain in full force and effect.

         6.7 AMENDMENTS. None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of both the Debtor and the Lender expressly referring hereto and setting forth the provision so excluded, modified or amended. No waiver or forbearance of any of the rights and remedies of the Lender hereunder shall be effective unless made specifically in a writing signed by the Lender, and any such waiver or forbearance shall be effective only in the specific instance and for the specific purpose for which given.


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         6.8 HEADINGS. The headings in this Note are for convenience only and shall not affect the interpretation hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Note under seal as of the date first above written.

                                           DYAX CORP.


                                           By /s/ Jack Morgan
                                              ---------------------------------
                                              Name:  Jack Morgan
                                              Title: Senior Vice President



By its signature below, the Lender agrees to make advances under this Note in accordance with the provisions herein:

GENZYME CORPORATION


By /s/ G. Jan Van Heek
   ------------------------------
  Name:  G. Jan Van Heek
  Title: Executive Vice President



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SCHEDULE OF LOANS

         This Note evidences loans made on the dates and in the principal amounts set forth below, subject to the payments or prepayments set forth below:


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                              Principal           Amount Paid or        Unpaid Principal
        Date Made           Amount of Loan            Prepaid                Amount            Notation Made By
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
                            $                      $                     $
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


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                                   SCHEDULE A



                              EXTENSION CONDITIONS



1.       The Collaboration Agreement shall be in full force and effect.

2. The Debtor satisfies the financial covenants set forth in Section 7A of the Security Agreement as of the Maturity Date.

3.       No Default or Event of Default exists.


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